Exhibit 99.1

Vignette Reports Third Quarter 2008 Financial Results

Company Approaches Market with Continued Product Innovation and Strong Balance Sheet

AUSTIN, Texas--(BUSINESS WIRE)--October 30, 2008--Vignette Corporation (NASDAQ: VIGN) today announced total revenue for the third quarter 2008 was $41.9 million, a decrease of 3.8% from the third quarter of 2007. GAAP net loss for the quarter was $4.3 million, versus a profit of $3.0 million in the same period last year. GAAP net loss for the quarter included $2.6 million in restructuring charges incurred during the quarter. EPS for the quarter was $(0.19) versus $0.11 last year. Vignette used $0.5 million of cash in its operating activities during the quarter.

Vignette's non-GAAP net income for the third quarter 2008 was $1.2 million, a decrease of 78.8% from the third quarter of 2007. Non-GAAP diluted EPS for the quarter was $0.05 versus $0.21 last year. Non-GAAP results exclude acquisition-related charges, stock option expense, amortization expense for certain intangible assets, restructuring charges (benefits) and one-time charges and gains.

“Vignette is well positioned with a strong balance sheet that will allow us to continue investing in new products during these turbulent economic times,” said Mike Aviles, president and CEO of Vignette. “2008 has been a year of innovation for Vignette, including a renewed vertical focus in key areas such as media and entertainment. We are getting positive feedback from our customers and remain confident that we have the right focus to drive future growth.”

New Business

Vignette recognized orders from new and existing customers during the quarter, including Academy of Art Institute, Allegheny County Sanitary Authority, American Express Travel Services, Analog Devices, Baystate Health, Collaborative Data Solutions, Department of Homeland Security-USCIS, Euro RSCG Worldwide, Health Management Associates, Inc., Pillar Administration, TechTarget, The Ohio National Life Insurance Company, TNL PCS S.A., U.S. Department of Labor and WesCorp.

Products and Innovation

Over the last year, Vignette has made significant strides in expanding and strengthening its product portfolio. The company continues to make progress with its strategic focus on innovation and delivering a new generation of Web infrastructure solutions to support video-centric, collaborative and social Web experiences, which have become critical to today’s enterprise-class companies. Vignette’s key product announcements included the following:

  Vignette Media is one of the first solutions of its kind—a content management platform specifically built for companies in the telecommunications, media and entertainment space. Such companies must create, manage and publish huge volumes of dynamic and sophisticated multimedia content to a variety of platforms, from desktops to cell phones. The product provides customers with simpler tools while reducing the training requirements needed. Customers and analysts have responded enthusiastically to Vignette Media.

  Vignette Community Applications is an enterprise-class social media platform that helps companies rapidly build communities, enable participation and encourage online interaction to increase loyalty, improve demand generation, give customers a voice, and speed innovation. Vignette is one of the only enterprise software companies that can deliver robust social media capabilities with the combination of Vignette Community Applications, Vignette Community Services, Vignette Recommendations and Vignette Video Services. Together, these products enable organizations to build powerful social sites, launch compelling campaigns, and create innovative product sites.

Customer Recognition

In the third quarter, Vignette customers were recognized by industry experts for deploying various Vignette solutions. National Instruments and QAD Inc. were recognized by the Web Marketing Association’s Web Awards for their Vignette-powered, public-facing Web sites. QAD was honored with the Manufacturing Excellence Award while National Instruments was recognized for an Outstanding Website.

Vignette Village

Vignette’s annual global user conference, Vignette Village, was recently hosted in Austin, Texas from October 20 to 22. The three-day user conference attracted customers and partners from more than 20 countries for intensive training, seminars, workshops and idea exchanges. The event also included presentations by major Vignette customers such as Fox News Digital.

Stock Repurchase Program

In the third quarter, Vignette purchased an additional 396,177 shares of common stock on the open market at an average price of $12.22, bringing the total cash used on the share repurchase program to $120 million.

Q4 2008 Financial Outlook

Vignette currently anticipates fourth quarter 2008 revenue to be between $42 million and $47 million. Fourth quarter 2008 GAAP net income is currently expected to be between $(0.15) and $(0.01) per share on a fully diluted basis. The company expects fourth quarter 2008 non-GAAP net income to be between $0.01 and $0.14 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see 'Forward-Looking Statements' below.

Conference Call Details

Vignette will host a conference call and live Webcast regarding its third quarter financial results on Thursday, October 30, 2008, at 5:00 p.m. EDT. To access the Webcast, visit the Investor Relations section of Vignette's Web site.

If you are not able to access the live Webcast, dial-in information is as follows:

Dial-in number: (888) 201-0273

International Dial-in: +1 (706) 634-9519

Call title: Vignette Financial Results

The Webcast and conference call will be archived and available for replay from October 30, 6:00 p.m. EDT to November 30, 11:59 p.m. EDT. The replay information is as follows:

Toll-free number: (800) 642-1687

International number: (706) 645-9291

Access code: 67959428

Non-GAAP Financial Measures

The Company believes non-GAAP financial measures are useful to investors, because they exclude certain non-operating or non-recurring charges. The Company's management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company's business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generation activities.

A reconciliation of net income calculated in accordance with GAAP, and non-GAAP net income, is provided in the tables immediately following the consolidated statement of operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

About Vignette

Vignette provides software and services that deliver the Web’s most dynamic user experiences. The Vignette Web Experience brings rich media and engaging content to life for the world’s greatest brands. Vignette is headquartered in Austin, Texas with operations worldwide. Visit www.vignette.com.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements including statements regarding the Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding Vignette’s products, future sales, market growth and competition. All forward-looking statements included in this press release are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to, Future Losses, Limited Operating History, Fluctuation of Quarterly Revenues and Operating Results, Acquisition Integration, Competition, Dependence on a Small Number of Large Orders, Lengthy Sales Cycle and Product Implementation, Market Awareness of Our Product, Rapid Changes in Technology and New Products, and other factors and risks discussed in the Company’s reports filed from time to time with the Securities and Exchange Commission. In addition, unfavorable changes in economic conditions may affect the Company's current expectations.

Vignette and the V Logo are trademarks or registered trademarks of Vignette Corp. in the United States and other countries. All other names are the trademarks or registered trademarks of their respective companies.

VIGNETTE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
in thousands, except share and per share data

	September 30, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$107,507	$94,201
Short-term investments	36,267	53,976
Accounts receivable, net of allowance of $580 and $2,133, respectively	28,053	37,229
Prepaid expenses and other current assets	6,614	5,336

Total current assets	178,441	190,742
Property and equipment, net	6,695	6,673
Long-term investments	5,811	33,521
Goodwill	121,141	115,808
Other intangible assets, net	12,818	17,500
Other assets	12,473	13,889

Total assets	$337,379	$378,133

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$29,991	$38,155
Deferred revenue	35,683	36,047
Other current liabilities	4,855	4,398

Total current liabilities	70,529	78,600
Long-term liabilities, less current portion	2,535	2,701

Total liabilities	73,064	81,301
Shareholders’ equity:
Common stock, $0.01 par value; 500,000,000 shares authorized; 23,770,382 and 25,797,102 shares issued and outstanding at September 30, 2008 and December 31, 2007, respectively (net of treasury shares of 7,510,886 and 5,015,639 as of September 30, 2008 and December 31, 2007, respectively)	238	258
Additional paid-in capital	2,655,408	2,681,677
Accumulated other comprehensive income	2,520	2,701
Retained earnings	(2,393,851)	(2,387,804)

Total shareholders’ equity	264,315	296,832

Total liabilities and shareholders’ equity	$337,379	$378,133

VIGNETTE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
in thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenue:
Product license	$7,633	$8,038	$27,314	$38,014
Services	34,243	35,509	105,076	101,140

Total revenue	41,876	43,547	132,390	139,154
Cost of revenue:
Product license	328	428	1,340	1,113
Amortization of acquired technology	1,310	1,254	3,856	3,762
Services	14,682	14,338	46,236	46,325

Total cost of revenue	16,320	16,020	51,432	51,200

Gross profit	25,556	27,527	80,958	87,954
Operating expenses:
Research and development	8,356	7,318	25,732	22,945
Sales and marketing	14,039	14,064	45,174	43,491
General and administrative	4,804	4,833	14,255	14,811
Business restructuring (benefit) charges	2,625	43	2,386	(117)
Amortization of intangible assets	869	846	2,518	2,538

Total operating expenses	30,693	27,104	90,065	83,668

Income (loss) from operations	(5,137)	423	(9,107)	4,286
Other income, net	792	2,894	4,195	8,411

Income (loss) before provision for income taxes	(4,345)	3,317	(4,912)	12,697
Provision for income taxes	-	274	1,135	830
Net income (loss)	$(4,345)	$3,043	$(6,047)	$11,867
Basic net income (loss) per share	$(0.19)	$0.11	$(0.25)	$0.42

Diluted net income (loss) per share	$(0.19)	$0.11	$(0.25)	$0.42

Shares used in computing basic net income (loss) per common share	23,074	27,155	23,768	27,988
Shares used in computing diluted net income (loss) per common share	23,074	27,429	23,768	28,286

About Non-GAAP Financial Measures

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, business restructuring charges (benefits), amortization expense for certain acquired intangible assets and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges, business restructuring charges (benefits) and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

VIGNETTE CORPORATION
RECONCILIATION OF UNAUDITED GAAP OPERATING INCOME (LOSS), NET INCOME (LOSS) AND NET INCOME (LOSS) PER SHARE TO NON-GAAP OPERATING INCOME, NET INCOME AND NET INCOME PER SHARE
(Unaudited)
in thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
GAAP Operating Income (Loss)	$(5,137)	$423	$(9,107)	$4,286
Amortization of acquired technology	1,310	1,254	3,856	3,762
Stock option expense (a)	873	690	2,169	1,710
Business restructuring charges (benefits)	2,625	43	2,386	(117)
Amortization of intangible assets	869	846	2,518	2,538
Adjusted Operating Income	$540	$3,256	$1,822	$12,179

GAAP Net Income (Loss)	$(4,345)	$3,043	$(6,047)	$11,867
Amortization of acquired technology	1,310	1,254	3,856	3,762
Stock option expense (a)	873	690	2,169	1,710
Business restructuring charges (benefits)	2,625	43	2,386	(117)
Amortization of intangible assets	869	846	2,518	2,538
Gain on sale of patent	(100)	-	(100)	(263)
Purchase accounting credit	-	(54)	-	(150)
Adjusted Net Income	$1,232	$5,822	$4,782	$19,347

GAAP Net Income (Loss) Per Share (diluted)	$(0.19)	$0.11	$(0.25)	$0.42
Adjusted Net Income Per Share (diluted)	$0.05	$0.21	$0.20	$0.68

Shares used in computing net income (loss) per share:
Diluted	23,340	27,429	23,975	28,286

Supplemental Disclosure

(a) For the three months ended September 30, 2008 and September 30, 2007 the company excluded stock option expense of $873 thousand and $690 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $55 thousand and $62 thousand, respectively; Research and development $143 thousand and $95 thousand, respectively; Sales and marketing $201 thousand and $195 thousand, respectively; and General and administrative $474 thousand and $338 thousand, respectively.

For the nine months ended September 30, 2008 and September 30, 2007 the company excluded stock option expense of $2,169 thousand and $1,710 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $149 thousand and $151 thousand, respectively; Research and development $376 thousand and $223 thousand, respectively; Sales and marketing $359 thousand and $397 thousand, respectively; and General and administrative $1,285 thousand and $939 thousand, respectively.

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, business restructuring charges (benefits), amortization expense for certain acquired intangible assets, and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. And second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges, business restructuring charges (benefits) and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

CONTACT:
Vignette
Jill Black, 512-741-3759
jill.black@vignette.com